Great-West Core Strategies: U.S. Equity Fund
Institutional Class Ticker: MXEBX
Class L Ticker: MXEHX
(the “Fund”)
Summary Prospectus
August 28, 2020
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestfunds.com/prospectus.html. You can also get this information at no cost by calling (866) 831-7129 or by sending an email request to email@greatwestfunds.com. The current Prospectus and Statement of Additional Information, both dated August 28, 2020, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Internet Delivery of Shareholder Reports: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may be required to pay your financial professional brokerage commissions when you purchase or sell Institutional Class shares, which are not reflected in the table or example.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.47%	0.47%	0.47%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	1.02%	4.24%	4.24%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses[1]	1.02%	3.89%	3.89%
Total Annual Fund Operating Expenses	1.49%	4.71%	4.96%
Fee Waiver and Expense Reimbursement[2]	0.94%	3.81%	3.81%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.55%	0.90%	1.15%
[1]	Other Expenses are estimated for Investor Class shares because the class has not yet commenced operations.

[2]	Great-West Capital Management, LLC (“GWCM”), the Fund's investment adviser, has contractually agreed to waive management fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.55% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on August 28, 2021 and automatically renews for one-year terms unless it is terminated by Great-West Funds, Inc. (“Great-West Funds”) or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$379	$724	$1,699
Investor Class	$92	$1,075	$2,064	$4,563
Class L	$117	$1,148	$2,179	$4,761
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 65% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies. Equity securities may be represented by other investment instruments, including derivatives, and exchange-traded funds that track the return of a broadly-based U.S. securities index. Derivative instruments include forward contracts, swaps, futures contracts and options on futures. U.S. companies include companies that are listed or traded principally in, have their primary operations in, are domiciled in or derive a majority of their revenue from the United States. The Fund may have exposure to U.S. stocks across any market capitalization and style and the Fund’s exposure will vary from time to time across sectors.
The Fund’s investment portfolio will be managed by four sub-advisers: Irish Life Investment Managers Limited (“ILIM”), J.P. Morgan Investment Management Inc. (“JPMorgan”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Putnam Investment Management, LLC (“Putnam”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”). ILIM seeks to invest in equity securities contained in the Standard & Poor’s (“S&P”) 500® Index (“S&P 500 Index”) in as close as possible a proportion as each stock’s weight in the S& P 500 Index. JPMorgan seeks to invest in equity securities of large, well-established companies with market-capitalization equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Loomis Sayles seeks to invest in equity securities of small companies, which are of a size similar to those in the Russell 2000® Index at the time of purchase. Putnam seeks to invest in securities of mid-size and large U.S. companies, which are of a size similar to those in the Russell 1000® Value Index, with a focus on value stocks that offer the potential for capital growth, current income, or both.
GWCM intends to maintain a strategic asset allocation of the Fund’s assets with each Sub-Adviser and among asset classes and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. The Fund currently expects (as of the date of this Prospectus) to invest 60-90% of its net assets in equity securities of large-capitalization companies that, at the time of purchase, are similar in size to companies in the Russell 1000 Index and 10-40% of its net assets in equity securities of small-capitalization companies that, at the time of purchase, are similar in size to companies in the Russell 2000 Index. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to ILIM, a 10% allocation of the Fund’s assets to JPMorgan, a 20% allocation of the Fund’s assets to Loomis Sayles, and a 20% allocation of the Fund’s assets to Putnam. Actual allocations may vary from the target allocations, from time to time, due to factors including the Fund’s overall asset size or a Sub-Adviser’s capacity and GWCM may change the allocations at any time without shareholder notice or approval. As of the date of this Prospectus, the actual asset allocation is a 32% allocation of the Fund’s assets to ILIM, a 25% allocation of the Fund’s assets to JPMorgan, a 21% allocation of the Fund’s assets to Loomis Sayles, and a 22% allocation of the Fund’s assets to Putnam.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.

Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Equity Securities Risk – The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Small, Medium and Large Size Company Securities Risk - In general, stocks of small and medium size companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Stocks of small and medium size companies may fall out of favor relative to larger company stocks, which may cause the Fund to underperform other equity funds that focus on larger company stocks. Investing in small and medium size companies requires a longer-term investment view and may not be appropriate for all investors. Large size companies may go in and out of favor based on market and economic conditions. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies, and may generate losses even in a favorable market.
Index Risk - Because the ILIM sub-advised portion of the Fund is designed to track the performance of the S&P 500 Index, investors should generally expect the value of the ILIM sub-advised portion of the Fund to decline when the performance of the S&P 500 Index declines. As a result, it is possible the ILIM sub-advised portion of the Fund could have poor investment results even if it closely tracks the return of the S&P 500 Index, because the adverse performance of a particular security normally will not result in eliminating the security from the ILIM sub-advised portion of the Fund. It is possible that the S&P 500 Index and the ILIM sub-advised portion of the Fund may perform unfavorably and/or underperform the market as a whole. The ILIM sub-advised portion of the Fund is not actively managed and the portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the ILIM sub-advised portion of the Fund’s return to be lower than if the ILIM sub-advised portion of the Fund employed an active strategy.
Tracking Error Risk - Tracking error is the divergence of a fund’s performance from that of its benchmark index which may occur for a number of reasons. For example, unlike the ILIM sub-advised portion of the Fund, the returns of the S&P 500 Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. In addition, the ILIM sub-advised portion of the Fund may own less than all the securities of the S&P 500 Index, which also may cause a variance between the performance of the ILIM sub-advised portion of the Fund and the S&P 500 Index. Tracking error risk may cause the ILIM sub-advised portion of the Fund’s performance to be less than expected.
ETF Risk - Shares in an index ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares.

Derivatives Risk - The use of derivative instruments, including but not limited to, forward contracts, swaps, futures contracts and options on futures may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that the counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Multi-Manager Risk – Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Institutional Class shares for the past calendar year and by comparing the Fund’s Institutional Class and Class L shares average annual total return to the performance of a broad-based securities market index. No Investor Class share performance data is provided because Investor Class shares have not commenced operations. Investor Class share performance information will appear in future versions of this Prospectus after Investor Class shares have annual returns for at least one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses.
Updated performance information may be obtained at www.greatwestfunds.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns for Institutional Class Shares
	Quarter Ended	Total Return
Best Quarter	March 2019	14.58%
Worst Quarter	September 2019	0.58%
As of June 30, 2020, the most recent calendar quarter end, the Fund’s Institutional Class year-to-date return was -4.85%.
Average Annual Total Returns for the Period Ended December 31, 2019
	One Year	Since Inception
Institutional Class before taxes	30.28%	9.18%*

	One Year	Since Inception
Institutional Class after taxes on distributions	29.58%	8.59%*
Institutional Class after taxes on distributions and sale of fund shares	22.96%	6.86%*
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	31.02%	11.84%
Class L before taxes	29.45%	6.16%**
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	31.02%	10.29%
*	Since inception on June 25, 2018
**	Since inception on September 10, 2018
After-tax returns are shown for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown do not apply to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
GWCM, a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”)
Sub-Advisers
ILIM, JPMorgan, Loomis Sayles, and Putnam
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
ILIM
Michael Lynch, CFA	Head of Indexed Equities	2018
Nicola Dowdall	Senior Fund Manager	2018
Peter Leonard, CFA	Senior Fund Manager	2018
JPMorgan
Giri Devulapally, CFA	Managing Director	2018
Loomis Sayles
Joseph R. Gatz, CFA	Vice President and Portfolio Manager	2018
Jeffrey Schwartz, CFA	Vice President and Portfolio Manager	2018
Putnam
Darren Jaroch, CFA	Portfolio Manager	2018
Lauren B. DeMore, CFA	Assistant Portfolio Manager	2019
Purchase and Sale of Fund Shares
Fund shares are available through certain broker-dealers, custodians or trustees of IRAs, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available (each, a “financial intermediary”).
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Fund’s distributor. You may purchase or redeem shares of the Fund on any business day that the Fund is open. Your financial intermediary may have different requirements or fees for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the New York Stock Exchange (“NYSE”) or the Fund is open. Redemption proceeds normally will be sent within three (3) business days after your payment request is received in good order, but in any event within seven (7) days, except that your proceeds may be delayed for up to ten (10) days if your share purchase was made by check. Purchases, redemptions, and exchanges also may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC. The Fund does not have any initial or subsequent investment minimums. The Fund reserves the right to reject any purchase order.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-advantaged arrangement such as an IRA, in which case you will generally be taxed upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.